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EXHIBIT 99.1


             CERTIFICATIONS OF PRESIDENT AND CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the quarterly report on Form 10-QSB of Telenetics Corporation (the "Company") for the quarterly period ended June 30, 2002 (the "Report"), the undersigned hereby certifies in his capacity as President of the Company, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 9, 2002                         By: /s/ DAVID L. STONE
                                                 ------------------------------
                                                  David L. Stone, President


         In connection with the quarterly report on Form 10-QSB of Telenetics Corporation (the "Company") for the quarterly period ended June 30, 2002 (the "Report"), the undersigned hereby certifies in his capacity as Chief Financial Officer of the Company, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 9, 2002                By: /s/ DAVID L. STONE
                                        ----------------------------------------
                                         David L. Stone, Chief Financial Officer